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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 5, 2003


                    REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC
               (Exact Name of Registrant as Specified in Charter)



Delaware                            333-100581-04            35-2194249
State or Other Juris-               (Commission              (IRS Employer
diction of Incorporation)           File Number)             Identification No.)


3770 Embassy Parkway                Akron, Ohio                      44333-8367
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code:  (330) 670-3000



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Item 5.  Other Events and Regulation FD Disclosure

         Republic Engineered Products Holdings LLC, a Delaware limited liability company, issued a press release on November 5, 2003 announcing that the U.S. Bankruptcy Court in Akron, Ohio, has approved PAV Republic, Inc, a newly formed affiliate of Perry Strategic Capital Inc., New York, as the lead or "stalking horse" bidder and has set a timetable for the sale of substantially all of Republic's assets. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

 Exhibit No.         Exhibit

 99.1                Press Release dated November 5, 2003



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    REPUBLIC ENGINEERED PRODUCTS
                                    HOLDINGS LLC



Date: November 5, 2003              By: /s/ Joseph A. Kaczka
                                        ---------------------------------
                                        Chief Financial Officer, Vice President,
                                        Finance and Controller, Treasurer and
                                        Secretary